Supplement to the
Fidelity® Municipal Money Market Fund
and Spartan® Municipal Money Fund
October 31, 2001
Prospectus

The following information replaces similar information for Spartan Municipal Money Fund found under the heading "Principal Investment Strategies" in the "Investment Details" section on page 8.

FMR normally invests the fund's assets so that at least 80% of the fund's income is exempt from federal income tax. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

SMM/MMM-01-02 November 30, 2001
1.471730.105

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